UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2005

Escalon Medical Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-20127	330272839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

575 East Swedesford Road, Suite 100, Wayne, Pennsylvania		19087
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-688-6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02. Termination of a Material Definitive Agreement.

By letter dated March 31, 2005,and transmitted on April 1, 2005, registrant sent Intralase Corp. ("Intralase") notice of termination of the Amended and Restated License Agreement (the "License Agreement") between registrant and Intralase. The material circumstances surrounding the termination are set forth in the March 31, 2005 letter, which is attached hereto as Exhibit 99.1, and arise in the context of the litigation between registrant and Intralase concerning the License Agreement described in registrant’s report on Form 10-Q for the period ending December 31, 2004, in Note 11 to the financial statements, under the heading "Legal Proceedings: Intralase," which description is incorporated herein by reference.

On April 5, 2005, Intralase filed an Ex Parte Application for Enforcement of the Court's October 29, 2004 Order, a Temporary Restraining Order, and Contempt Sanctions Against Escalon (the "Intralase Application") in the pending proceedings before the United States District Court for the Central District of California (the "Court"), in which it contests the effectiveness of the termination. Registrant opposed this application and believes that it is without merit.

On April 7, 2005, the Court entered a Revised Further Order on Parties Stipulation (the "April 7, 2005 Order") setting a hearing date of April 25, 2005 with regard to one issue raised in the Intralase Application, and ordering that registrant "shall not implement, or take action to carry into effect, its purported termination" of the License Agreement pending the Court's ruling. A copy of the April 7, 2005 Order is attached hereto as Exhibit 99.2.

The material terms of the License Agreement are described in registrant’s report on Form 10-Q for the period ending December 31, 2004, in Note 10 to the financial statements, under the heading "Intralase: Licensing of Laser Technology," which description is incorporated herein by reference. The License Agreement does not provide for early termination penalties with regard to the termination.

Registrant was one of the original stockholders of Intralase, and continues to benefically own 252,535 shares of Intralase common stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Escalon Medical Corp.

April 7, 2005	By:	Richard J. DePiano

Name: Richard J. DePiano
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

99.1	March 31, 2005 letter
99.2	April 7, 2005 Order